UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2025

Laser Photonics Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-41515	84-3628771
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1101 N. Keller Rd.
Suite G
Orlando, FL	32810
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (407) 804-1000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	LASE	The Nasdaq Stock Market LLC

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 4.01 Changes in Registrant’s Certifying Accountant.

On December 31, 2025, after review and recommendation of the Audit Committee of the Board of Directors of the registrant (the “Company”), the Company appointed Weinberg & Company, P.A. (“Weinberg & Company”) to replace M&K CPAS, PLLC (“M&K”) as the Company’s new independent registered public accounting firm for and with respect to the year ending December 31, 2025.

During the Company’s quarter ended September 30, 2025, there were no (i) disagreements with M&K on any matter of accounting principles or practices, financial statement disclosures or procedures, which disagreements if not resolved to M&K’s satisfaction would have caused M&K to make reference to the subject matter of the disagreement in connection with its review of the Company’s financial statements for the nine months ended September 30, 2025, or (ii) reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

During the Company’s two most recently completed fiscal years and through the date of the Company’s appointment of Weinberg & Company, the Company did not consult with Weinberg & Company regarding: (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written or oral advice was provided by Weinberg & Company that was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issues, or (ii) any matter that was either the subject of a disagreement or event, as set forth in Item 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K.

The Company, on January 5, 2026, has provided M&K with a copy of the disclosures made by the Company in response to this Item 4.01 and has requested that M&K furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the registrant in response to this Item 304(a) and, if not, stating the respects in which it does not agree. The letter from M&K agreeing with the statements made in response to Item 304(a) is set forth in Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

16.1 Letter from M&K to the SEC dated January 6, 2026

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 6, 2026	LASER PHOTONICS CORPORATION

	By:	/s/ Wayne Tupuola
Wayne Tupuola
President and Chief Executive Officer

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